SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                    REGIONS MORGAN KEEGAN SELECT FUNDS
---------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)
                     Federated Administrative Services
---------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    REGIONS MORGAN KEEGAN SELECT FUNDS



            Regions Morgan Keegan Select Strategic Equity Fund



                     IMPORTANT SHAREHOLDER INFORMATION



These materials are for a special meeting of shareholders of Regions Morgan Keegan Select Strategic Equity Fund (the "Fund") scheduled for January 20, 2004 at 9:00 a.m., Central time. This information will provide you with details of the proposal to be voted on at the special meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendation on page 3 of the Proxy Statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

We welcome your comments.  If you have any questions, call 1-877-757-7424.





                    REGIONS MORGAN KEEGAN SELECT FUNDS




A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider an important matter relating to your investment in Regions Morgan Keegan Select Funds (the "Trust") in connection with a special meeting of shareholders (the "Special Meeting") of Regions Morgan Keegan Select Strategic Equity Fund (the "Fund") to be held on January 20, 2004 at 9:00 a.m., Central time, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The materials that we have included discuss the proposal to be voted on at the Special Meeting that will affect the future of the Fund.

The Board of Trustees (the "Board") of the Trust recommends that shareholders cast their votes in favor of:


            Approving a new Subadvisory Agreement among the Trust, Morgan Asset Management, Inc. ("MAM") and Channing Capital
            Management, Inc., ("CCM") whereby CCM would have responsibility for providing investment advisory services to the Fund.


            Transacting such other business as may properly come before the meeting or any adjournment thereof.


The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Fund, we hope that this Q&A format will be helpful to you. Please read all the proxy materials carefully and fill out and return your proxy card.


                                       Sincerely,





                                       Carter E. Anthony

                                       President


                    REGIONS MORGAN KEEGAN SELECT FUNDS


            Regions Morgan Keegan Select Strategic Equity Fund


                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON JANUARY 20, 2004



NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Regions Morgan Keegan Select Strategic Equity Fund (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 on January 20, 2004 at 9:00 a.m., Central time, to vote on the agenda items listed below. If approved by shareholders, this change will take effect on or about January 20, 2004. Shareholders will be notified if this change is not approved.


            To approve or disapprove a new Subadvisory Agreement among the Trust, Morgan Asset Management, Inc., ("MAM") and Channing Capital Management, Inc., ("CCM") whereby CCM would have responsibility for providing investment advisory services to the Fund.


            To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed December 17, 2003 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                       By Order of the Board of Trustees,





                                       Charles D. Maxwell

                                       Secretary

December 23, 2003


                             TABLE OF CONTENTS



                                                                       PAGE

Questions and Answers About the Special Meeting and Proxy Statement....     2



Proposal:   Approval of New Subadvisory Agreement with CCM.............     4



Other Matters..........................................................
8



Information about the Trust............................................     9



Further Information about Voting and the Special Meeting...............    10



Exhibit A:  Subadvisory Agreement......................................    13




            Regions Morgan Keegan Select Strategic Equity Fund



                           5800 Corporate Drive

                         Pittsburgh, PA 15237-7010



                              PROXY STATEMENT



              QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

                            AND PROXY STATEMENT



INFORMATION ABOUT VOTING

Q.    Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of Regions Morgan Keegan Select Funds (the "Trust"), in connection with the special meeting of shareholders to be held at 9:00 a.m., Central time, on January 20, 2004 (the "Special Meeting") at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, has requested your vote on the proposal. The Trustees propose to mail the notice of the Special Meeting, the proxy card, and this Proxy Statement to shareholders of record on or about January 2, 2004.

      This Proxy Statement relates to the Regions Morgan Keegan Select Strategic Equity Fund (the "Fund").

Q.    Who is eligible to vote?

A. Shareholders of record of the Fund at the close of business on December 17, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.    What is being voted on at the Special Meeting?

A. The Board is asking shareholders to vote on the following proposal affecting the Fund:



            To approve or disapprove a new Subadvisory Agreement among the Trust, Morgan Asset Management, Inc. ("MAM") and Channing Capital Management, Inc. ("CCM"), whereby CCM would have responsibility for providing investment advisory services to the Fund.

      At its meeting on November 14, 2003 (the "November Board Meeting"), the Board considered and approved the appointment of CCM (the "Proposed Subadviser") as subadviser for the Fund and the Subadvisory Agreement, subject in each case to approval by shareholders.



Q.    How do the Trustees recommend that I vote on this proposal?



A.    The Trustees recommend that shareholders vote FOR the proposal.



Q.    What changes are proposed to be made to the Fund?



A. CCM has been approved by the Board to serve as subadviser for the Fund. The Proposed Subadviser will not begin to manage the Fund's portfolio unless and until shareholders of the Fund approve the subadvisory arrangement at the Special Meeting. The Fund will continue to invest in companies that are judged to be undervalued, but the emphasis will shift somewhat from large and mid-sized U.S. companies to mid-sized U.S. companies. Mid-sized companies may be more susceptible to adverse economic or company specific changes than large-sized companies. Consistent with this change in emphasis, the Fund will change its name to Regions Morgan Keegan Select Mid Cap Value Fund. The Fund will adopt a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in mid-capitalization equity investments. The Fund will invest its assets primarily in common stocks of mid-sized U.S. companies (i.e. companies whose market capitalizations fall within the range tracked by the Standard & Poor's Midcap 400 Index (S&P MC 400) at the time of purchase). As of November 28, 2003, the lowest capitalization of issuers included in the S&P MC 400 is currently $276 million and the highest was $11.8 billion; however, the S&P MC 400 is reconfigured monthly so the range of market values will change.



Q.    Who is CCM?



A. CCM is a newly formed investment adviser that is registered with the SEC under the Investment Advisers Act of 1940. CCM does not currently serve as adviser or subadviser to any registered investment company.



Q. How will shareholders of the Fund benefit from the approval of the Proposed Subadviser?

A. MAM believes that the Proposed Subadviser will provide the Fund and its shareholders with a consistent investment process through a disciplined long-term value approach. CCM's investment philosophy is to focus on middle capitalization stocks which it believes are undervalued. CCM's stock selection process emphasizes high quality, financially strong companies that trade at significant discounts to their intrinsic values.

Q.    Who is paying for expenses related to the Special Meeting?

A. MAM will bear the costs relating to the Proxy Statement preparation, printing, mailing and solicitation and of the Special Meeting.

Q.    When will the change take effect if it is approved?

A.    If approved, CCM will begin subadvising the Fund on or about January
      20, 2004.

Q.    How do I vote my shares?

A. You may vote your shares either in person, by attending the Special Meeting, or by mail. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided.

      Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you simply sign, date and return the proxy card, but do not specify a vote, your shares will be voted by the proxies IN FAVOR OF CCM serving as subadviser for the Fund.

Q.    If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the Trust, or (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                               THE PROPOSAL

What changes are being proposed for the Fund?



At the November Board Meeting, the Board approved, upon the recommendation of MAM and the Trust's management, the appointment of CCM as subadviser of the Fund and a new subadvisory agreement between MAM and CCM (the "Proposed Subadvisory Agreement," a copy of which is attached as Exhibit A to this Proxy Statement), appointing CCM as a subadviser for the Fund. CCM accepted the appointment to serve as subadviser for the Fund, to become effective on or about January 20, 2004, subject to the approval of the shareholders of the Fund at the Special Meeting. Shareholders of the Fund are now being asked to approve the Proposed Subadvisory Agreement under which CCM will be responsible for managing the Fund's portfolio of investments.




Why did the Trust's management and MAM recommend this change?


Because the complex of Regions Morgan Keegan Funds had another fund focused on large-cap value securities, MAM and the Trust management considered refocusing the Strategic Equity Fund on the mid-cap value sector. This would give investors a clearer and broader set of equity investment options. MAM considered whether it or an unaffiliated adviser could best advise such a portfolio.

The choice of CCM followed an extensive search and rigorous screening process of unaffiliated advisers. Because MAM's management style focuses on risk control (consistent with high total return), only managers that consistently produced above average results were considered.

Each manager that passed the initial screening was further screened to determine whether its investment philosophy and its methodology were consistent with MAM's investment philosophy and methodology, namely: (i) seeking to control portfolio risk (consistent with high total return);
(ii) identifying trends that will influence the economic environment;
(iii) attempting to buy stocks at attractive valuation; (iv) conducting top-down research to assess the economic outlook and identifying trends;
(v) conducting bottom-up research on a company-specific basis; and (vi) conducting both top-down and bottom-up research on a quantitative basis.

After identifying the primary candidate that satisfied MAM's criteria, MAM conducted in-person interviews with key personnel from that candidate, conducted due diligence to evaluate the candidates' financial condition, the experience and capability of their key employees and the sufficiency of their regulatory and financial controls. As a result of this selection process, MAM selected CCM as the Proposed Subadviser of the Fund.



Will the approval of the Proposed Subadvisory Agreement impact the Fund's current investment advisory agreement, or raise the Fund's advisory fees or other expenses?



Pursuant to an Investment Advisory Agreement dated August 8, 2003 (the "Advisory Agreement"), MAM receives an annual advisory fee from the Fund. This fee is payable to MAM at the annual rate of 0.80% based on average daily net assets of the Fund. For the fiscal year ended November 30, 2003, the Fund paid $477,245 to MAM for its investment advisory services with respect to the Fund. The terms of the Advisory Agreement will not be affected by the Proposal to be voted on at the Special Meeting. For the fiscal year ended November 30, 2003, the Fund did not pay any brokerage commissions to affiliated brokers for portfolio transactions. The Investment Advisory Agreement does not explicitly authorize the delegation of MAM's duties to a subadviser.

Under the Proposed Subadvisory Agreement, CCM would receive from MAM compensation payable at an annual rate of 32.5% of the Fund's average daily net assets. The Fund itself would bear no responsibility for payment of the subadvisory fee and, therefore, approval of the Proposed Subadvisory Agreement would not affect the overall investment advisory fee payable by the Fund to MAM or otherwise result in an increase in Fund expenses.



Why is the Proposed Subadvisory Agreement being presented for shareholder approval?



Section 15(c) of the 1940 Act forbids an investment company from entering into, renewing, or performing under any advisory agreement (including any subadvisory agreement), unless the terms of the new advisory agreement have been approved by the vote of the majority of the Independent Trustees. While this was accomplished at the November Board Meeting,
Section 15(a) of the 1940 Act further provides that a person may not act as an adviser (or subadviser) of a registered investment company unless the advisory agreement has been approved by a vote of a majority of the company's voting securities. Therefore, the Trust's management and MAM are presenting the Proposed Subadvisory Agreement for approval by the Fund's shareholders.



What are the provisions of the Proposed Subadvisory Agreement?

The Proposed Subadvisory Agreement for the Fund will be dated on or about January 20, 2004, provided that it is approved by shareholders of the Fund. The Proposed Subadvisory Agreement will be in effect for an initial period of two years, to be continued thereafter from year to year if approved in conformity with the requirements of the 1940 Act.



Under the terms of the Proposed Subadvisory Agreement, CCM will: (1) direct the investments of the Fund, subject to and in accordance with the Fund's investment objective, policies and limitations and any other directions and policies that MAM or the Board may issue to CCM from time to time; (2) purchase and sell securities and other investments for the Fund; (3) bear all expenses incurred by it in connection with its service to the Fund other than the cost of securities purchased and sold by the Fund; (4) make available and provide such information as the Fund, MAM or the Fund's administrator may reasonably request for use in preparation of the Fund's registration statement, reports and other documents required by any applicable federal or state statutes or regulations; (5) adopt and maintain a written code of ethics complying with applicable regulation;
(6) immediately notify MAM and the Board of the occurrence of any event that would disqualify CCM from serving as subadviser; (7) make its officers and employees available to the Board, MAM and officers of the Fund for consultation and discussion regarding the management of the Fund; and (8) vote all proxies in accordance with the Fund's proxy voting policies and procedures.



Subject to the control of MAM and the Board, CCM shall have the duty, authority and discretion to select brokers and dealers to execute transactions for the Fund and for the selection of the markets on or in which the transactions will be executed.







The Proposed Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of CCM, CCM shall not be subject to liability to MAM, the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders, the Trust or by MAM in connection with the matters to which the Proposed Subadvisory Agreement relates.

The Proposed Subadvisory Agreement provides that it may be terminated at any time without penalty by vote of the Board or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to CCM and MAM. The Proposed Subadvisory Agreement may be terminated by MAM on 60 days written notice to CCM and the Trustees and by CCM on 60 days
written notice to MAM and the Trust.   Lastly, the Proposed Subadvisory
Agreement automatically terminates in the event of its assignment.

The Board, including the Independent Trustees, has concluded that the Proposed Subadvisory Agreement would be in the best interests of the Fund and the Fund's shareholders. The Board, including the Independent Trustees, unanimously approved the Proposed Subadvisory Agreement for the Fund and recommended such contract for approval of the shareholders of the Fund at its regular meeting. If the Proposed Subadvisory Agreement is not approved by the Fund's shareholders, the Advisory Agreement will continue in effect pending further consideration by the Fund's Board of such further action as they may deem to be in the best interests of the shareholders of the Fund.



What did the Board consider and review in determining to recommend CCM as a subadviser?



At the November Board Meeting, the Trustees met and conferred with representatives of MAM and CCM to consider the proposal by MAM and its effects on the Fund. The Board had the assistance of legal counsel who provided advice on, among other things, the Board's duties in considering the Proposed Subadvisory Agreement.



In evaluating the Proposed Subadvisory Agreement, the Board reviewed materials furnished by MAM, CCM and the Trust's counsel. The Board reviewed information about CCM, including its personnel, operations, and financial condition. Representatives of CCM were present at the November Board Meeting and described in detail the background of the members of CCM's proposed portfolio management team for the Fund. Representatives of CCM also discussed with the Board the investment decision-making process and investment management style of CCM.



The Board specifically considered the following as relevant to its recommendations to approve CCM as a subadviser for the Fund: (1) the favorable qualifications and background of CCM's personnel; (2) the comparative performance information of CCM's portfolio managers prior to their joining CCM with regard to managing mutual funds and investment portfolios similar to the Fund; (3) MAM's due diligence review of CCM and recommendation to engage CCM as a subadviser of the Fund; (4) MAM's services to the Fund; (5) the fact that CCM's investment philosophy and methodology are consistent with MAM's investment philosophy and methodology; and (6) other factors deemed relevant by the Trustees.

The Board also reconsidered any benefits that CCM might derive from its relationship with the Fund, such as research services. Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by CCM in advising other accounts. To the extent that receipt of these services may replace services for which CCM might otherwise have paid, it would tend to reduce its expenses. CCM will exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. CCM will determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.


After due consideration, the Board, including a majority of the Independent Trustees, approved the appointment of CCM as a Proposed Subadviser for the Fund to manage the Fund's portfolio, subject to the approval of the Fund's shareholders at the Special Meeting.

Additional Considerations Reviewed by the Board of Trustees



In light of the current examination by the SEC and other governmental authorities of the mutual fund industry relating to late trading, frequent trading, market timing, valuations and manager employee transactions in mutual fund shares, the Trustees inquired of MAM and CCM as to whether either had received requests for information related to the examinations and, if so, the status of their responses. The Trustees also inquired as to whether either had identified matters or areas of concern that might adversely affect the ability of MAM or CCM to perform the responsibilities proposed to be undertaken by each under the applicable agreement. The Board was assured that, although their investigations were continuing and additional information and/or actions of the SEC or governmental authorities may yield a contrary result, no information which had come to light as of the date of the Board meeting caused MAM or CCM concern as to their ability to perform their respective responsibilities. The Board, MAM and CCM recognize that developments affecting the investment company industry have rapidly unfolded in unpredictable ways and that circumstances may arise that could adversely affect the ability of the adviser or subadviser to perform its responsibilities. If any of such circumstances arise, the Board will act in the best interests of the Fund.




What should I know about CCM?



Set forth below are the names and titles of the principal executive officer and each director of CCM. The address of each individual is 845 Crossover Lane, Suite 150, Memphis, TN 38117. The positions of the principal executive officer and each director with CCM constitute their principal occupations.

               Name                           Title/Position
Eric T. McKissack, CFA             Chief Investment Officer/Portfolio
                                   Manager
Rodney B. Herenton                 Chief Marketing Officer

Mr. McKissack and Herenton Capital Management, Inc., each own more than 25% of the outstanding shares of CCM.


Portfolio Management Team:

Eric T. McKissack, CFA

Mr. McKissack is a Co-Founder and Chief Investment Officer of CCM. Mr. McKissack was formerly Vice-Chairman and Co-Chief Investment Officer of Ariel Capital Management, Inc., a Chicago-based investment management firm with over $10 billion in assets under management, specializing in equities. Prior to joining Ariel Capital Management, Inc. in 1986, Mr. McKissack worked for five years as a research analyst for First Chicago and First Chicago Investment Advisors, led by Gary Brinson. Mr. McKissack received a B.S. in Management from the Massachusetts Institute of Technology. He has also earned the Chartered Financial Analyst designation. In addition, he attended the graduate business program at the University of California at Berkeley.




Wendell E. Mackey, CFA

Mr. Mackey is a Senior Portfolio Manager and a Senior Managing Director of CCM. Mr. Mackey was formerly with Valenzuela Capital Partners LLC. His major responsibilities were portfolio management for the firm's mid-cap value products and the firm's research staff. Prior to joining Valenzuela Capital Partners, Mr. Mackey was a portfolio manager with Barnett Capital Advisors, primarily responsible for mid to large cap equities for separate-account institutional clients. His previous experience includes four years at NCM Capital Management Group as the head portfolio manager for The Calvert Social Investment Managed Growth Fund and The Calvert CRI Balanced Fund, as well as various institutional separate accounts. Mr. Mackey also was an equity analyst for three years at PNC Investment Management and Research. Mr. Mackey holds a BBA from Howard University and an MM for the J.L. Kellogg Graduate School of Management of Northwestern University. Mr. Mackey also holds the Chartered Financial Analyst designation from the Association of Investment Management and Research (AIMR).

CCM is not affiliated with MAM. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, CCM or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of CCM.

What is the vote required to approve this Proposal?

Approval of this Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting."

                   THE BOARD OF TRUSTEES RECOMMENDS THAT
                         SHAREHOLDERS OF THE FUND
                           VOTE FOR THE PROPOSAL

                               OTHER MATTERS

The Trustees know of no other business to be presented at the Special Meeting other than the Proposal, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.


                        INFORMATION ABOUT THE TRUST


Who are the service providers for the Fund?

The Adviser. The investment adviser of the Fund is MAM, located at P.O. Box 10247, Birmingham, AL 35202. Pursuant to the Advisory Agreement, MAM provides investment advice and portfolio management services to the Fund. For its services during the most recent fiscal year, MAM received $477,245 from the Fund.

The Administrators. The Administrator and Sub-Administrator of the Fund are Federated Services Company ("Federated") and Regions Bank, respectively. Regions Bank is located at 417 North 20th Street, Birmingham, AL 35203. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. For its services during the most recent fiscal year Regions Bank received $15,927 from the Fund.

The Distributor. Federated Securities Corp. ("FSC"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Trust's distributor. FSC is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Shareholder Servicing Agent. The shareholder servicing agent for the Fund is Federated Shareholder Services Company and its offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA
15222-3779.

The Custodian, Transfer and Dividend Disbursing Agent. The custodian for the Fund is Regions Bank and its offices are located at 417 North 20th Street, Birmingham, AL 35203. For its services during the most recent fiscal year, Regions Bank received $15,014 from the Fund. The transfer and dividend disbursing agent for the Fund is Morgan Keegan & Company and its offices are located at Morgan Keegan Tower, Fifty Front Street, Memphis, TN 38103. For its services during the most recent fiscal year, Morgan Keegan & Company received $32,160 from the Fund.

Other Matters. The Fund's last audited financial statements and annual report, for the fiscal year ended November 30, 2002, and the Fund's semi-annual report, for the six month period ended May 31, 2003, have been previously mailed to shareholders and are available free of charge. If you have not received the annual report or semi-annual report or would like to receive additional copies, free of charge, please write the Trust at the address on the cover page of this Proxy Statement or call the Trust at 1-877-757-7424, and the annual report and semi-annual report will be sent by first-class mail within three business days.




Principal Shareholders. As of December 17, 2003, the Fund had the following number of outstanding shares of beneficial interest:

------------------------------------------------------------------------------
----------------------------------------------------                   Shares
Fund and Class of Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Regions Morgan Keegan Select Strategic Equity Fund
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        Class A                                                     5,697,368
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        Class B                                                           519
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        Class C                                                           345
------------------------------------------------------------------------------

Each share is entitled to one vote and fractional shares have proportionate voting rights.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of December 17, 2003, the following entities held beneficially or of record more than 5% of a class of the Fund's outstanding shares:

------------------------------------------------------------------------------
     Shareholder Name              Shareholder Address           Percentage
                                                                   Owned
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CLASS A SHARES
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   Regions Financial Trust Birmingham, AL                      97.5%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CLASS B SHARES
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   Harriet Routman         Birmingham, AL                      67.3%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   James Holley            Monroeville, AL                     30.8%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CLASS C SHARES
------------------------------------------------------------------------------
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   Jerry E. Bradley        Little Rock, AR                     97.1%
------------------------------------------------------------------------------


With respect to the accounts over which it has voting discretion, Regions Financial Trust intends to vote in favor of the proposal.



FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date. Shareholders of record at the close of business on December 17, 2003 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting.


How may I vote my shares?

You may vote your shares either in person, by attending the Special Meeting or by mail. To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote, your shares will be voted IN FAVOR OF Approval of a Proposed Subadvisory Agreement.

Revocation of Proxies. You may revoke your proxy at any time by sending to the Trust a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Trust. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by MAM. MAM will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. MAM intends to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust, Morgan Keegan & Company (the Trust's transfer agent), or Regions Bank or Federated (the Trust's administrators) or, if necessary, a commercial firm retained for this purpose. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust does not anticipate engaging a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

Voting by Broker-Dealers. The Trust expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum and Required Vote. The presence, in person or by proxy, of over fifty percent (50%) of the outstanding shares of all series and classes entitled to vote shall constitute a quorum for purposes of considering the Proposal. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but will not be treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of likely treating abstentions and broker non-votes as if they were votes against the proposal.

The approval by shareholders of the Fund will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.



Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.



Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices at, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, Attention: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                       By Order of the Board of Trustees







                                       Charles D. Maxwell

                                       Secretary



December 23, 2003



                                                                  EXHIBIT A

                           SUBADVISORY AGREEMENT


            THIS SUB-ADVISORY AGREEMENT is made as of the 20th day of January, 2004 ("Agreement"), among Regions Morgan Keegan Select Funds, a Massachusetts business trust ("Trust"), Morgan Asset Management, Inc., a Tennessee corporation ("Adviser") and Channing Capital Management, Inc., a Delaware corporation ("Sub-Adviser").

            WHEREAS, the Adviser has entered into an Advisory Agreement dated August 8, 2003 ("Advisory Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

            WHEREAS, the Regions Morgan Keegan Select Strategic Equity Fund ("Fund") is a series of the Trust; and

            WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

            WHEREAS, the Adviser desires to delegate to the Sub-Adviser its investment advisory responsibilities with respect to the Fund; and

            WHEREAS, the Sub-Adviser is willing to furnish such services;

            NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, Adviser and the Sub-Adviser agree as follows:

            1. Appointment. Adviser hereby appoints and employs the Sub-Adviser as an investment sub-adviser, on the terms and conditions set forth herein, of the Fund.

            2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

            3.    Duties as Sub-Adviser.

            A. Subject to, and in accordance with, the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Board and/or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund, including investment research and management for all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

            B. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

            C. The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it creates and/or maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for the Fund upon request by the Trust.

            D. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund, all investment orders for the Fund placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser.

            E. At such times as shall be reasonably requested by the Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly and annual reports setting forth the performance of the Fund and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

            F. In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

            4. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Restated and Amended Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Restated and Amended Declaration of Trust, By-Laws and Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

            5. Proxies. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested from time to time and will maintain records of such voting in compliance with the requirements of Rule 30b1-4 and Form N-PX under the 1940 Act. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.

            6. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased or sold for the Fund.

            7. Compensation. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Fund, will pay Sub-Adviser a sub-advisory fee in accordance with the attached Schedule A.

            8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its services and duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

            9. Representations of the Trust. The Trust represents, warrants and agrees that:

            A. The Sub-Adviser has been duly appointed by the Adviser to provide investment services to the Fund Account as contemplated hereby.

            B. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments governing the investment of the Fund and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

            C. The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.

            10. Representations of the Adviser. The Adviser represents, warrants and agrees that:

            A. The Adviser has been duly authorized by the Board of Trustees to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

            B. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

            11. Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

            A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

            B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

            C. The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange
Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.

            D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

            E. The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.

            12. Services Not Exclusive. The Sub-Adviser has notified the Trust and the Adviser of any investment companies registered under the 1940 Act to which it provides investment advisory services, and the Sub-Adviser will not without the written consent of the Adviser and the Trust, provide investment advisory services to any investment company registered under the 1940 Act other than those it provides such services to as of the date of this agreement. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as noted above and as prohibited by applicable law or agreed upon in writing among the Sub-Adviser and the Adviser, the Trust or the Fund.

            13. Confidentiality. Subject to the duty of the Sub-Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

            14.   Effective Date; Term.

            This Agreement shall continue in effect for two years and from year to year thereafter only so long as specifically approved annually by
(i) vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

            15. Assignment. No "assignment" of this Agreement shall be made by the Sub-Adviser, and this Agreement shall terminate automatically in event of such assignment. The Sub-Adviser will notify the Adviser of any change of control of the Sub-Adviser, including any change of its controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.

            16. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser, the Trust and the Adviser and, where required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder.

            17.   Termination.  This Agreement:

            A. may at any time be terminated without payment of any penalty by the Trust (by vote of the Board or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser and Sub-Adviser;

            B.    shall   immediately   terminate   in  the  event  of  its
                  "assignment"   or  upon   termination   of  the  Advisory
                  Agreement as it relates to the Fund;

            C. may be terminated by the Adviser on sixty (60) days' written notice to the Sub-Adviser and the Trust; and

            D. may be terminated by the Sub-Adviser at any time after a year from the date of this agreement on sixty (60) days' written notice to the Adviser and the Trust.

            18. Definitions. As used in this Agreement, the terms "affiliated person," "interested person," "assignment," "broker," "control," "interested person," "investment adviser," "net assets," "sale," "sell," "security," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

            19. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other parties to this Agreement at their principal place of business.

            20. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            21. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States, this Agreement shall be administered, construed and enforced according to the laws of the State of Massachusetts.

            22. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterparts.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first-above written.





                              REGIONS MORGAN KEEGAN SELECT FUNDS

                                    Federated Investors Tower

                                    Pittsburgh, Pennsylvania 15222-3779




Attest:



By:  /s/ __________________         By:  /s/____________________





                              MORGAN ASSET MANAGEMENT, INC.

                              50 North Front Street

                              Memphis, Tennessee 38103

Attest:

By:  /s/ __________________         By:  /s/____________________





                              CHANNING CAPITAL MANAGEMENT, INC.

                              845 Crossover Lane, Suite 150

                              Memphis, Tennessee 38117



Attest:

By:  /s/ __________________         By:  /s/____________________




                                   SCHEDULE A



                                SUB-ADVISORY FEES

                                  FEE SCHEDULE



                                                 Annualized % of average

                  Fund                              daily net assets
Regions  Morgan Keegan Select  Strategic                  32.5%
Equity Fund ("Fund")



      This sub-advisory fee shall be payable quarterly as soon as practicable after the last day of each quarter based on the average of the daily values placed on the net assets of the Fund as determined at the close of business on each day throughout the quarter. The assets of the Fund will be valued separately as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the quarter or, if Regions Morgan Keegan Select Funds ("Trust") lawfully determines the value of the net assets of the Fund as of some other time on each business day, as of such time. The first payment of such fee shall be made as promptly as possible at the end of the quarter next succeeding the effective date of this Agreement. In the event that Channing Capital Management, Inc. ("Sub-Adviser")'s right to such fee commences on a date other than the last day of the quarter, the fee for such quarter shall be based on the average daily assets of the Fund in that period from the date of commencement to the last day of the quarter. If the Trust determines the value of the net assets of the Fund more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of net assets shall be determined pursuant to the applicable provisions of the Trust's Restated and Amended, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of the Fund is suspended for any particular business day, then the value of the net assets of the Fund on that day shall be deemed to be the value of its net assets as determined on the preceding business day. If the determination of the net asset value of the Fund has been suspended for more than one quarter, the Sub-Adviser's compensation payable at the end of that quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter).




            REGIONS MORGAN KEEGAN SELECT STRATEGIC EQUITY FUND

        Proxy for Special Meeting of Shareholders--January 20, 2004

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Strategic Equity Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Erin J. Dugan, Sara M. Beneigh, Catherine C. Ryan and Mark Nagarajan, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on January 20, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 9:00 a.m. (Central time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Proposal:   To  approve  a  new  investment   subadvisory   agreement  with
            Channing Capital Management, Inc.

                        FOR               [   ]

                        AGAINST           [   ]

                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.




                                          Dated





                                          Signature





                                          Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.